UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2015

Tyme Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-179311	45-3864597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

48 Wall Street - Suite 1100

New York, New York 10005

(Address of principal executive offices, including zip code)

646-205-1603

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment – Use of Terminology

Throughout this Current Report on Form 8-K, the terms “Company,” “we,” “us,” and “our” refers to Tyme Technologies, Inc. and, unless the context indicates otherwise, its direct and indirect subsidiaries, Tyme Inc. (“Tyme”) and Luminant Biosciences, LLC, on a consolidated basis.

Item 4.01  Changes in Registrant’s Certifying Accountant.

On October 8, 2015, we notified our independent registered public accounting firm, WithumSmith+Brown, PC (“WithumSmith”), that we had determined to change auditors and were, therefore, dismissing WithumSmith, effective immediately. Our decision was approved by our Board of Directors.

WithumSmith conducted audits of the financial statements of Tyme for Tyme’s fiscal years ended December 31, 2014, and 2013. As a result of a merger of a wholly-owned subsidiary of our Company with and into Tyme, consummated on March 5, 2015 (the “Merger”), and in accordance with “reverse merger” accounting treatment, our historical financial statements as of and for the periods ended prior to the Merger have been replaced with the historical financial statements of Tyme with respect to periods ending on or after the date of the Merger.

The reports of WithumSmith regarding Tyme’s financial statements for the fiscal years ended December 31, 2014 and 2013, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about Tyme’s ability to continue as a going concern.

During the fiscal years ended December 31, 2014  and 2013, and through October 8, 2015, we did not (i) have any disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with WithumSmith on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of WithumSmith, would have caused it to make reference thereto in connection with its reports; or (ii) experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

We have provided WithumSmith with a copy of the disclosures contained in this Current Report on Form 8-K and requested that WithumSmith furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements concerning WithumSmith, and, if not, stating the respects in which it does not agree.  A copy of WithumSmith’s letter, dated October 14, 2015, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

Set forth below is a list of the exhibits to this Current Report on Form 8-K.

Exhibit Number	Description

16.1	Letter from WithumSmith+Brown, PC addressed to the U.S. Securities and Exchange Commission, dated October 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tyme Technologies, Inc.

Dated: October 14, 2015	By:	/s/ Steve Hoffman
Steve Hoffman President and Chief Executive Officer